UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025 (March 11, 2025)

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Blvd., Suite 5100 Houston, Texas USA 77056	4th Floor, One Vine Street London W1J0AH United Kingdom	Delftseplein 27E 3013AA Rotterdam Netherlands
(Addresses of principal executive offices) (Zip code)

(713) 309-7200	+44 (0)207 220 2600	+31 (0) 10 275 5500
(Registrant’s telephone numbers, including area codes)

1221 McKinney St., Suite 300

Houston, Texas, USA 77010

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Officers

On March 11, 2025, Chukwuemeka (Emeka) A. Oyolu, Senior Vice President, Chief Accounting Officer, and principal accounting officer of LyondellBasell Industries N.V. (the “Company”), informed the Company of his intent to resign, effective as of March 24, 2025, to pursue another opportunity.

Appointment of Certain Officers

Effective March 24, 2025, the Company appointed Matthew D. Hayes as the Company’s Senior Vice President, Chief Accounting Officer. Mr. Hayes will serve as the principal accounting officer for the purposes of the Company’s filings with Securities and Exchange Commission and will have global responsibility for corporate accounting, financial reporting and internal controls.

Mr. Hayes, age 50, most recently served as Vice President, Financial Planning and Analysis for the Company, and has served with the Company in a variety of capacities since 2004, including as chief internal auditor, and in various roles as director in the accounting department, including external reporting. Prior to joining the Company, Mr. Hayes served in internal audit roles at Halliburton, a multinational oil service company, from 2001 to 2004, and in the public accounting sector from 1996 to 2001. Mr. Hayes is an associate chartered accountant and earned a Bachelor of Science degree in economics, accounting and finance from Aberystwyth University.

Mr. Hayes’ base salary is $400,000 and he will participate in the Company’s long-term incentive plan with a target grant of 70% of base salary (including a pro-rated award for 2025). He will also be eligible to participate in the Company’s compensation and benefit plans and programs for similarly situated executives, including the Company’s short term incentive plan with a target grant of 60% of base salary.

There are no arrangements or understandings between Mr. Hayes and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Hayes and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: March 17, 2025	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and General Counsel